UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-220997	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue

Suite 800

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 8.01.	Other Events.

Acquisition of the Florida Multifamily Portfolio

On January 3, 2019, Starwood Real Estate Income Trust, Inc. (the “Company”) acquired a multifamily property portfolio (the “Florida Multifamily Portfolio”) from an affiliate of Starwood REIT Advisors, L.L.C., the Company’s advisor (the “Advisor”), for approximately $100 million, excluding closing costs. The Florida Multifamily Portfolio is a garden style multifamily portfolio totaling 1,150 units and comprised of two properties located in Jacksonville, Florida and two properties located in Naples, Florida. An affiliate of the Advisor acquired the Florida Multifamily Portfolio on October 5, 2018 from an unaffiliated third party for approximately $100 million, excluding closing costs. The Florida Multifamily Portfolio was 98% leased as of its acquisition by the Advisor’s affiliate.

Acquisition of the Phoenix Property

On January 3, 2019, the Company acquired a multifamily property (the “Phoenix Property”) from an affiliate of the Advisor for approximately $46 million, excluding closing costs. The Phoenix Property is a garden style multifamily property totaling 256 units and located in Mesa, Arizona, the largest suburb of the Phoenix metropolitan area. An affiliate of the Advisor acquired the Phoenix Property on June 29, 2018 from an unaffiliated third party for approximately $46 million, excluding closing costs. The Phoenix Property was 98% leased as of its acquisition by the Advisor’s affiliate.

Acquisition of the Savannah Property

On January 3, 2019, the Company acquired a multifamily property (the “Savannah Property”) from an affiliate of the Advisor for approximately $36 million, excluding closing costs. The Savannah Property is a new construction multifamily property located in Savannah, Georgia, with close proximity to downtown, totaling 203 units. An affiliate of the Advisor acquired the Savannah Property on July 19, 2018 from an unaffiliated third party for approximately $36 million, excluding closing costs. The Savannah Property was completed in 2017 and was 94% occupied as of its acquisition by the Advisor’s affiliate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: January 3, 2019	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary